Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

This Statement of Work (“SOW”) # 4909001195 adopts and incorporates by reference the terms and conditions of Licensed Works Agreement #4909001194 (“Base Agreement”) between International Business Machines Corporation (“IBM” or “Buyer”) and ANTS Software, Inc. (“ANTS software, inc.” or “Supplier”). This SOW is effective beginning on the last date of signature hereto and will remain in effect until terminated, Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Base Agreement and any applicable Work Authorizations (“WAs”). This SOW is a WA.

1.0	Scope Of Work

Buyer licenses from Supplier a computer software program known as ANTS Compatibility Server for Sybase to DB2 which enables applications, with minimal or no changes, to connect to DB2 as described Section 3.0 of this SOW. Supplier will also provide to Buyer the Services and Deliverables described in Section 5.0 of this SOW.

2.0	Definitions

“Change of Control” means (i) any third party entity gains a controlling interest in the capital stock of the Supplier corporate entity (Supplier), including any circumstance where such a third party acquires a beneficial ownership of the stock of Supplier where the number of shares acquired (if the entity is or were a US corporation subject to the US Securities Exchange Act of 1934) is sufficient to require filing of a Schedule 13(d) pursuant to Section 13(d) of the Securities Exchange Act of 1934; or (ii) a merger of Supplier with a third party or third parties, leaving a Licensed Work or any portion thereof in the control of another entity; or (iii) any acquisition by a third party of any of Supplier’s ownership rights in or to a Licensed Work or any portion thereof. A securities offering of Supplier that (a) leaves the existing primary shareholders of Supplier owning a substantial portion of stock, (b) leaves no company that develops or markets software in competition with IBM with twenty percent (20%) or more of the total issued stock or with the right to name or elect a representative to Supplier’s Board of Directors, and (c) leaves the majority of the existing management control of Supplier unchanged would not constitute a “Change of Control.”

3.0	Licensed Work And Related Deliverables And Services
Description of Licensed Work:

ANTS Compatibility Server Sybase to DB2 (ANTs Compatibility Server)

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

General description of its function: The ANTs Compatibility Server (ACS) platform provides a unique approach to migrating applications from one database platform to another, employing a strategy of emulating the original (Sybase ASE) database platform’s functionality and translating all activity coming from the client application to the SQL dialect (syntax, semantic behavior, object name space, data types, etc.) understood by the new (IBM DB2) database platforms (DB2 for liaS and DB2 LUW). The emulation includes, but is not limited to:

•	Client API’s that mimic the behavior of the Sybase API’s or support for direct use ofSybase client API’s
•	Translation of data types between platforms
•	Translation ofSybase naming conventions to DB2 naming conventions
•	Translation or emulation of stored procedures and programming constructs from Sybase T-SQL to DB2 SQL
•	Emulation of Sybase security models
•	Emulation of commonly accessed Sybase system tables
•	Emulation of commonly executed Sybase system procedures
•	Mapping of certain specific DB2 error codes to the equivalent Sybase ASE error codes
•	Mapping of transactional isolation levels and behaviors between systems where technically feasible
•
Compatibility for stored procedures written in the Transact-SQL (T-SQL) language, with the T-SQL program converted into a DB2 SQL procedure language that performs the equivalent function (to support runtime operation natively inside the DB2 platform servers) when similar language features are available in DB2 to support the T-SQL program logic.

•	Providing equivalents of commonly utilized Sybase ASE tools (bcp, sqsh, etc.) in forms to be agreed to by the parties)
•	Support as necessary to interoperate with an IBM MTK in support of data migration
•
The ANTs approach will allow applications, with minimal or no changes, to connect to the DB2 programs through the Compatibility Server often without having to be rewritten, recompiled or re-linked, Stored procedures and queries from the legacy database run natively on the Compatibility Server, which also connects natively to DB2. Stored procedures that require only functional capabilities that exist in DB2 will be natively implemented to run inside DB2, with the ACS server acting only as a pass-through mechanism. Where, technically feasible, the ACS will provide all the features and functions of the ANTs ACS for Sybase to Oracle, while providing translation from Sybase to DB2 platforms.

•	ACS will provide Sybase Client Support for: ODBC, DB-LIB, CT-LIB, IDBC, and .Net

While ACS strives for accurate compatibility as much of the Sybase SQL, data types, stored procedures, functions, administrative commands, and API sets, full compatibility can be limited by feature support in DB2 as well as technical complexity of implementation. Upon initiation of the design process of the ACS for Sybase to DB2 product, a technical specification and scoping exercise will be undertaken to produce a detailed Functional Specification document that details the exact expected levels of compatibility for the initial release of the product. Such Functional Specification shall be substantially in form and completeness similar to similar documents Supplier or its subsidiaries have produced for other product development efforts with other customers, such as the Inventa Functional Requirements document for ESM Integrator (l9-Apr-2004).

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Specific Description of Licensed Work:

Code name and version number: ACS - Sybase to DB2. No version number assigned yet.

Required Function: Where technically feasible, ACS will provide all the features and functions of the ANTs ACS for Sybase to Oracle, while providing translation from Sybase to DB2 platforms By using the ACS, a Sybase ASE client application should be capable of running with few or no modifications to the source code against an IBM DB2 instance and the application should never be aware that the underlying database platform was switched. The extent of limited modifications that might be required should be substantially comparable to those few that may be required for the ANTs’ ACS for Sybase to Oracle product. In most cases, the client application should not even require a recompilation to execute against an IBM DB2 instance.

Quality Criteria: The released product will pass all critical sanity and regression tests developed and maintained by the ANTs Quality Assurance organization.

Installation: The product will provide documented, graphical or console based installation interface for each platform. product/operating system supported:

•	IBM Migration Toolkit (Version 2.0Aand subsequent versions and releases 1)
•	IBM LUW DB2 v 9.7 and subsequent versions and releases
•	IBM DB2 for zJOS V 10 and subsequent versions and releases
•	Sybase Adaptive Server Enterprise 12.5.4 and subsequent versions and releases
•	Microsoft Windows Server 2003 32-bit and 64-bit (x86 or AMD) Server and subsequent versions and releases
•	z-Linux 32-bit and 64-bit (Red Hat) ES 4 and subsequent versions and releases
•	Red Hat ES 4 for x86 or AJ\.1D and subsequent versions and releases
•	IBM AIX 5.3 64-bit (PPC) (GA) and subsequent versions and releases
•	Sun Solaris 64-bit (SPARC) Version 9 and 10 and subsequent versions and releases

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Documentation:

Internal: Functional Specification; Detailed Design Specification; Detailed Test Plan

External: Installation and Administration documentation; User Guide

Other materials (specifics of what these other materials consist of):

Quality plan

Test Results: report to IBM via spreadsheet all test results, describing the test(s), results, date of test.

Test Cases: Describe in general terms all test cases, including but not limited to operating system version and release, subsystem(s) involved, function to be tested, language of the application code and other relevant details.

Maintenance and support reports (including information required and format): Monthly reports of all defects reported, all defects fixed, all defects waiting for information, and waiting for fixes (development or testing)

3.1	Identification of Tools

Tools for the Licensed Work and are identified below. Supplier will update this list for all changes as soon as practicable after the change is identified.

Description	Part Number/ Model Number	Version/Release	Owner
1 Visual Studio 6.0		Visual C++ 6.0 Enterprise Edition	Microsoft Corp.
2 Visual Studio 2005		Version 8.0 50727.42	Microsoft Corp.
3 Solaris (64 bit)		Sun WorkShop 6 update 2 C++ 5.3 2001/05/15	Sun Microsystems
4 Redhat Linux (64 bit)		gcc version gcc-3.3.6	RedHat
5 Perl 5.6.1 or higher with XML		Checker and XML::RegExp modules
6 Visual Parse++ 3.0		Version 3.02	Sandstone Technology Inc.

3.2	Error Correction Warranty Period

Supplier will provide Buyer, at no charge, Basic Enhancements and Error Corrections to the Licensed Work for the term of this SOW and for a period of four (4) years following the term as specified in Section 5.0.

3.3	Major Enhancement Warranty Period

Supplier will provide Buyer, at no charge, Major Enhancements to the Licensed Work during the term of this SOW.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

4.0	Rights In Licensed Works

4.1	Licensed Works

Supplier grants Buyer and Buyer Personnel (to the extent that Buyer Personnel are working on behalf of or in conjunction with Buyer) a nonexclusive, worldwide, perpetual, irrevocable license to use, have used, execute, reproduce, transmit, display, perform, to prepare and have prepared derivative works of Licensed Works, to transfer, distribute and sublicense Licensed Works and such derivative works, in any medium or distribution technology, and to grant others the rights granted herein.

4.2	Patents

The grant of rights and licenses to the Licensed Work and Tools includes a nonexclusive, worldwide, perpetual, irrevocable, paid-up license under any patents and patent applications that are owned or licensable by Supplier now or in the future which may be (a) required to make, have made, use or have used the Licensed Works or its derivative works, or (b) required to license or transfer the Licensed Works or its derivative works. This license applies to the Licensed Works and any derivative works operating alone or in combination with equipment or Code. The license scope is to make, have made, use, have used, sell, license or transfer items, and to practice and have practiced methods, to the extent required to exercise the rights to the Licensed Works and Tools granted hereunder.

4.3	Object Code

Supplier grants Buyer and Buyer Personnel (to the extent that Buyer Personnel are working on behalf of or in conjunction with Buyer)a nonexclusive, worldwide, perpetual, irrevocable license to transmit, transfer, distribute, and sublicense Licensed Works and its derivative works, in Object Code form, and documentation, in any medium or distribution technology, and to grant others the rights granted herein.

4.4	Externals

Supplier grants Buyer and Buyer Personnel (to the extent that Buyer Personnel are working on behalf of or in conjunction with Buyer) a nonexclusive, worldwide, perpetual, irrevocable, paid-up license to prepare and have prepared derivative works of the Externals, and to use, have used, execute, reproduce, transmit, display, perform, transfer, distribute, and sublicense the Externals and such derivative works, in any medium or distribution technology, and to grant others the rights granted herein.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

5.0	Description Of Deliverables

5.1	ANTs Compatibility Server (ACS) is a database emulator/translator solution

•	Functional Specification
•	Detailed Design Specification
•	ANTs Compatibility Server
•	ANTs ACS Extension for (i.e., ACS enhancements in support of) the IBM Migration Toolkit
•	sqsh 2.1.4 (subject to requirements noted in Section 6.6 below)
•	ANTs bcp (subject to requirements noted in Section 6.6 below)
•	Sybase Client Support
▪	ODBC
▪	DB-LIB
▪	CI-LIB
▪	IDBC
▪	.NET
•	Detailed Test Plan
•	Installation and Administration documentation
•	User documentation

For the term of this SOW, and continuing for four (4) years thereafter, Supplier will provide to Buyer testing, maintenance, and support for the Deliverables, as described in the Attachment entitled “Testing, Maintenance and Support.” Buyer will provide Level I and Level 2 Support.

5.2	Sales Enablement

Supplier will provide two weeks per year of train the trainer technical sales training to the Buyer team, at a Supplier location and at times mutually agreed to, but no later than the date specified in Section 9 (Schedule). Additionally, Supplier will provide, at a Supplier location, two weeks of train the trainer technical sales training to the Buyer team, at a time(s) mutually agreed to, but no later than at least four weeks prior to the release to Buyer of a Major Enhancement or new version of the Licensed Work. Supplier will only conduct the training from within the United States. Each party will bear its own expenses (e.g., travel, living, etc.) associated with this training.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

5.3	Implementation Services

It is anticipated that the marketing and licensing of the IBM product based on the Licensed Work will generate the need for Implementation Services. “Implementation Services” means services relating specifically to the assessment, deployment, data migration, education, testing and customization of the Licensed Work, but not similar services as relate to IBM DB2 or related products. The parties acknowledge that Supplier has certain expertise not available to IBM in handling many aspects of such Implementation Services. With this in mind, Buyer agrees that Supplier shall become the “preferred” delivery mechanism for Implementation Services. “Preferred” means that IBM will lead with using Supplier as a subcontractor when such Implementation Services are proposed to potential customers by IBM. However, IBM may, when it deems it appropriate, perform such services itself or use other vendors for Implementation Services.

Upon a customer’s stated desire to accept Implementation Services, Buyer will generally contract with the end customer as the prime contractor and negotiate with Supplier to engage Supplier to provide Implementation Services in accordance with the terms of the IBM Software and Services Agreement #4909006449.0 (which is being executed concurrently with this Agreement) and associated Statements of Work (SOWs) entered into under it for specific engagements.

6.0	Supplier’s Responsibilities

6.1	In addition to delivering Licensed Works, Tools and other Deliverables and Services on schedule, Supplier will:

•
participate in progress reviews, as requested by Buyer, to demonstrate Supplier’s performance of its obligations, including but not limited to providing Project Status Reports every two weeks similar in substance to those Supplier its subsidiaries have produced for other product development efforts with other customers, such as the Inventa Project Status Reports for ESM Integrator;

•
maintain records to verify authorship of Licensed Works for four (4) years after the termination or expiration of this SOW. On request, Supplier will deliver or otherwise make available this information in a form specified by Buyer;

•	as part of Supplier’s importation requirements, provide to Buyer on the commercial invoice:

1.	the Harmonized Tariff Code of the importing country for every Product; and
2.	an invoice description that provides enough detail to verify the categorical classification of every Product.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

•
for all Supplier Software, supply Buyer with a report outlining the current version numbers and anticipated cessation of support dates for that Software. This report must be provided on a biannual basis or more frequently if required by Buyer

6.2	Testing

•	Supplier will perform the following tests prior to each delivery of a Licensed Work (“Pre-Delivery Testing”):

1.	component testing;
2.	functional verification testing;
3.	system testing; and
4.	compatibility testing.

•	Upon Buyer’s request, the details of such testing will be mutually agreed to by the parties.
•	Supplier will provide to Buyer concurrent with each delivery of a Licensed Work all test results, test scenarios, test cases, and test reports associated with the Pre-Delivery Testing.
•	Prior to Buyer initiating its acceptance testing, Supplier will:

1.	provide Buyer, in conjunction with the delivery of the Deliverables, all other associated material, as described in Section 3.0 of this SOW;
2.	perform internal testing, in accordance with this Section of this SOW, prior to providing the Deliverables to Buyer;
3.	provide associated training documentation for Error Corrections; and
4.	lead and document weekly status calls with Buyer until all errors are corrected.

6.3	Supplier’s Use of Subcontractors

Supplier may subcontract Services to be performed hereunder. Notwithstanding this subsection, Supplier’s use of subcontractors will not relieve Supplier of the responsibility for the subcontractor’s performance, and Supplier’s obligations and responsibilities assumed under this Agreement will be made equally applicable to subcontractors. Buyer reserves the right to reject Supplier’s use of a subcontractor in performance of this Agreement for any reason.

6.4	Source Code Escrow

6.4.1	Escrowed Materials

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

For each Licensed Work, Supplier agrees to place in escrow in accordance with the terms and conditions of a separate Source Code Custodial Agreement (“SCCA”), the following materials: (i) two (2) copies of the Licensed Work in machine-readable format, including both Source Code and Object Code; (ii) one (l) complete set of the Documentation related to the Licensed Work in both hard copy and machine-readable form; (iii) one (1) copy of a comprehensive list of all items in the development environment indicating those items which are commercially available on reasonable terms through readily known sources; (iv) one (1) set of the development environment except those items identified pursuant to (iii) above as being commercially available on reasonable terms through readily known sources; (v) one (1) copy of a comprehensive list of all Source Code modules of the Licensed Work.

6.4.2	Release Events and Rights in Released Escrowed Materials:

Supplier will notify Buyer within three (3) days of the occurrence of a Triggering Event as defined in the relevant SCCk Buyer is granted a nonexclusive, worldwide, perpetual, irrevocable license to prepare and have prepared derivative works of Escrowed Materials, and to use, have used, execute, reproduce, transmit, display, perform, transfer, distribute and sublicense Escrowed Materials and such derivative works, in any medium or distribution technology.

In the event that IBM obtains rights to access the Escrowed Materials pursuant to any of the 1st through the 4th Triggering Events, as defined in the SCCA, then the license granted above shall be fully paid-up and royalty-free.

In the event that IBM obtains rights to access the Escrowed Materials pursuant to the 5th Triggering Event (Change of Control), as defined in the SCCA, then the following applies:

Buyer (or any successor entity) shall continue to meet its obligations under this SOW, including providing maintenance and support for the Licensed Work.

Until such time as Buyer has paid to Supplier, at any point in time, either 1) a total aggregate amount of royalty payments (total payments made to Supplier from the execution of the SOW pursuant to Section 10.3 of this SOW) amounting to Five Million US Dollars (US$5,000,000.00), in accordance with the terms of the SOW, or 2) pays to Supplier a total aggregate amount of Five Million US Dollars (US$5,000,000.00), including the total payments made to Supplier from the execution of the SOW pursuant to Section 10.3 of this SOW and any additional payment needed to bring the total payment amount up to Five Million US Dollars (US$5,000,000.00), the license granted to Buyer in the first paragraph of this Section 6.4.2 shall be limited to exercising such rights solely for the purposes of maintaining and providing Basic Enhancements and Error Corrections to the Licensed Work. At such time as a total aggregate amount of Five Million US Dollars (US$5,000,000.00) has been paid to Supplier, the license granted to Buyer shall be fully paid-up and royalty-free, and no further royalties or payment shall be made to Supplier.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

In addition, Supplier agrees to provide training to IBM’s Personnel, at no additional cost except mutually agreed upon travel expenses, sufficient to enable IBM to provide ongoing, development, maintenance, support, marketing activities, sales support, and consulting for the Licensed Work (including the preparation of Error Corrections and Derivative Works). This training is not to exceed ten (10) days for each release of the Product without mutual agreement of both parties.

6.4.3	Confidential Treatment

Buyer and Supplier will treat the release of the Escrowed Materials as a disclosure of Confidential Information under the parties’ existing Confidential Disclosure Agreement related to the Licensed Work, or if none, under Buyer’s then standard Confidential Disclosure Agreement.

6.5	Asset Protection

In the event that assets are loaned to Supplier and there is no separate loan agreement in place between Buyer and Supplier for those assets, Supplier will be responsible for risk of loss and for the return of those assets to Buyer.

6.6	Third Party Code Warranty

Supplier represents and warrants on an ongoing basis that, before entering into this SOW, Supplier has disclosed to Buyer in writing the existence of any third party code, including without limitation open source code and freeware, (“Third Party Code”) that is included in or is provided in connection with the Deliverables and that Supplier and the Deliverables are in compliance with all licensing agreements applicable to such Third Party Code. Supplier agrees that IBM must agree on the use of and approach for handling any third party code that might be included in or as part of the Licensed Work(s) that could be subject to GPL or LGPL license terms, including, but not limited to, sqsh 2.1.4 and ANTs bcp. Supplier further represents and warrants on an ongoing basis that, 1) before including any Third Party Code in any modifications, new releases, or new versions of the Deliverables under this SOW, Supplier will disclose to Buyer in writing the existence of such Third Party Code and 2) modified Deliverables or new releases or new versions of the Deliverables including Third Party Code will be in compliance with all licensing agreements applicable to such Third Party Code. Supplier will not provide to Buyer any

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Deliverables or modifications to or new releases or versions of Deliverables, that include Third Party Code, unless Buyer has approved the inclusion of such Third Party Code.

7.0	Quality Requirements

7.1	Quality Requirements for Commercially Available Software

7.1.1	Supplier represents that it has a product and service quality program that includes:
•	performance targets;
•	assessment of engineering, development and test processes;
•	configuration and change management processes;
•	assessment of the quality of Deliverables, Products and Services;
•
documents non-conformances; and processes to correct errors or other non-conformances. Supplier will periodically, as negotiated, provide Buyer its standard product development life cycle and error metrics.

7.1.2	The parties agree that the Attachment titled “Quality Requirements for Commercially Available Software” is hereby incorporated by reference into this Agreement.

8.0	Buyer’s Responsibilities

8.1	Acceptance Testing of Deliverables

Upon receipt of the Deliverables and subject to any extension of the period as described in Subsection 8.2, Buyer may commence acceptance testing for a period of up to thirty (30) days, performing such tests as Buyer deems appropriate to determine if:

a.	the Deliverables meet the specifications described in this SOW;
b.	the Deliverables execute repetitively within the system environment described in this SOW; and
c.	Buyer can successfully execute to completion all functional and system test scenarios conducted by Buyer. Buyer’s testing does not relieve Supplier of its obligations under this Agreement.

8.2	Error Correction and Acceptance

In the event Buyer encounters any errors during such testing, Buyer will notify Supplier and may provide Supplier with the test results and other available documentation of the errors. Notwithstanding anything that may be construed to the contrary, Buyer is under no obligation to identify any errors or to provide Supplier with notice of any errors. Within sixty (60) days from Buyer’s notification of errors, Supplier will correct all such errors and resubmit the Deliverables to Buyer. Buyer will then restart its acceptance testing of the Deliverables. Upon Buyer’s successful completion of its acceptance testing, Buyer will provide notice to Supplier of its acceptance of the Deliverables, Acceptance of the Deliverables by Buyer does not relieve Supplier of any of its responsibilities under the Agreement, including but not limited to warranty responsibility, applicable quality requirements, infringement or product liability. In the event that Buyer does not provide the error notice anticipated hereby within sixty (60) days of receipt of a Deliverable, such Deliverable will be conclusively deemed accepted.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

9.0	Schedule (Needs to be Established)

The relevant milestones, completion dates, and terms associated with this SOW are:

	MILESTONES	TIMELINE
1.	Initial Delivery of Tools listed in Section 3.0	TBD
2.	Functional Specification	TBD
3.	Detailed Project Plan	TBD
4.	Alpha Release of Deliverables	TBD
5.	Demonstration of Pilot Application Migrated	TBD
6.	Beta Release of Deliverables	TBD
7.	Receipt of completed Certificate of Originality for the initial GA ready Licensed Works	TBD
8.	Complete initial training of IBM technical sales personnel	TBD

10.0	Payments

10.1	Payment Terms

The terms of payment are net 60 days either after receipt of Supplier’s valid invoice or after receipt of the Deliverables or Services, whichever is later.

10.2	Royalty Calculations

Royalty payments, if any, will be calculated based on the revenue recognized for sales of royalty-bearing Products in the current royalty period. Payment will be made in US dollars. 60 days following the close of the calendar quarter during which invoice amounts are invoiced to Buyer’s customer(s) for the royalty-bearing Products, unless the last day of the month falls on a weekend or holiday, it will then be made on the next business day. In the US, a royalty payment quarter ends on the last day of the calendar quarter. Outside of the US, a royalty payment quarter is defined according to Buyer’s current administrative practices. Royalties will be paid less adjustments and refunds due to Buyer. Buyer will provide a statement summarizing the royalty calculations with each payment.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

10.3	Royalty Payments

Buyer will pay Supplier royalties as follows:

10.3.1	License Royalties:

Where the Product consists in its entirety of the Licensed Work, IBM will pay [***] percent ([***]%) of all license revenue recorded by Buyer, less refunds, reversals, write-offs, credits and the like (which may be recouped by Buyer), and exclusive of taxes (collectively the “Net License Fees”), for each authorized copy of a Licensed Work sublicensed by Buyer, Buyer Affiliates or their respective Personnel

10.3.2	Maintenance Royalties:

IBM will pay [***] percent ([***]%) of all maintenance fees, less refunds, reversals, write-offs, credits and the like (which may be recouped by Buyer), and exclusive of taxes (collectively “Net Maintenance Fees”), recorded by Buyer for the provision of maintenance by IBM or its Affiliates to a Customer for each authorized copy of the Licensed Work licensed sublicensed by Buyer, Buyer Affiliates or their respective Personnel. Maintenance fees only include fees recorded by IBM for maintenance services specifically for the Licensed Work and which are assigned a separate part number by IBM.

10.3.3	Bundling:

When the Product includes the Licensed Work combined with other products or services, Buyer will pay Supplier, in consideration of the rights and licenses granted IBM hereunder, the appropriate royalty percentage specified in Sections 10.3.1 or 10.3.2 (as applicable) of such portion of the Net License Fees and Net Maintenance Fees attributable to the Licensed Work and which is recorded by Buyer for each authorized copy of a Product sublicensed to an end user by Buyer, Buyer Affiliates or their Personnel, which attributable portion of the Net License Fees or Net Maintenance Fees will be based on the proportionate value of the Licensed Work to the Product, as determined by Buyer.

11.0	Communications

All communications between the parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195
Business Coordinators
FOR SUPPLIER		FOR BUYER
Name	Richard Cerwonka	Name	Jamin Marks
Title	President	Title	Director, Business Development
Address	2040 Briggs Road Suite B Mt. Laurel, NJ 08054	Address	11501 Burnet Road Building 903 Austin, TX 78758
Phone	856-914-5237	Phone	512-286-7402
Fax	856-234-1017	Fax	512-973-4293
Email	rcerwonka@ants.com	Email	jmarks@us.ibm.com

Legal Coordinators
FOR SUPPLIER		FOR BUYER
Name	Richard Cerwonka	Name
Title	President	Title
Address	2040 Briggs Road Suite B Mt. Laurel, NJ 08054	Address
Phone	856-914-5237	Phone
Fax	856-234-1017	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
Email	rcerwonka@ants.com	Email

Technical Coordinators
FOR SUPPLIER		FOR BUYER
Scott Gray	Alton Dinsmore	Name	Drew Bradstock
Director, Chief Technologist	VP Engineering	Title	Product Line Manager
2040 Briggs Road Suite B Mt. Laurel, NJ 08054	2040 Briggs Road Suite B Mt. Laurel, NJ 08054	Address	8200 Warden Ave. Toronto Lab Markham ON L6G 1C7 Canada
856-914-5212	404-964-7064	Phone	905-413-5949
856-234-1017	856-234-1017	Fax
sgray@ants.com	alton.dinsmore@ants.com	Email	drewkb@ca.ibm.com

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

12.0	Electronic Commerce

Unless previously submitted by Supplier, in order to initiate electronic transfer of payments associated with this SOW, Supplier will complete the attached form entitled “Authorization for Electronic Funds Transfer” and fax the completed form to Accounts Payable at the number included on the form.

13.0	Contractor Safety Guidelines

Supplier will require Supplier Personnel assigned to work on Buyer’s premises to comply with the U.S. Contractor Environmental and Safety Guide, as may be amended from time to time, or if there is one the local U.S. Contractor Guide, as may be amended from time to time, for the site where the work is to be performed, located at the following URL; http://www-03 .ibm.com/procurement/proweb.nsf/ContentDocsByTitle/United+States-U.S.+Contractor+safety+guides?OpenDocument&Parent=Information+for+suppliers

14.0	Date Processing Capability Warranty

Supplier represents and warrants that all Deliverables and Services will process date data correctly (including, without limitation, correctly processing, providing, receiving, and displaying date data) within and between the twentieth and twenty-first centuries, and are designed to exchange date data accurately and correctly with other products (including, without limitation, hardware, software, and firmware) used with Deliverables and Services.

15.0	End of Life (“EOL”) Support

15.1	Subcontractor Agreements

Supplier shall include in its agreements with its subcontractors and suppliers that provide Parts, Products, Services and repairs as part of Supplier’s fulfillment of this Agreement, a requirement that the subcontractors and suppliers provide Supplier with timely prior written notice (“Notice Period”) of withdrawal of any Part by the relevant Part(s) supplier (an “EOL Notice”), a minimum of twelve (12) months from the date of the EOL Notice to place orders for said Parts described in an EOL Notice (an “EOL Order”) in quantities as Buyer deems necessary.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

15.2	Supplier Support Regarding Subcontractor’s End of Life Notices

Supplier shall promptly notify Buyer of any End of Life Notices and Last-Time Buy Notice(s) Supplier receives from its suppliers. Buyer and Supplier shall work together in good faith to qualify substitute parts or sub-assemblies as may be needed. If Buyer determines that substitute parts or sub-assemblies are not a reasonable alternative, Buyer will provide Supplier with Buyer’s estimated last time purchase requirements for Products and any parts and sub-assemblies thereof, and Services, (hereafter “EOL Materials”). Supplier shall purchase and inventory such EOL Materials that are reasonably necessary to support Buyer’s Products, Services and repair requirements.

15.3	Consent and Support for Withdrawal

Supplier may not withdraw Products and Services for purchase by Buyer without Buyer’s written consent. If Supplier requests permission to withdraw a Product from production, and Buyer consents to such withdrawal, Supplier shall provide Buyer with a minimum of twelve (12) months from the date of Buyer’s consent (or such other period which Buyer and Seller mutually agree) to make purchases of unconstrained quantities of Products.

15.4	EOL Supplier Obligations

Supplier shall undertake the following obligations for a period of five (5) years after the date of the last delivery of the Product

•	Supplier shall maintain Product assembly, process, tooling and test capabilities for Products as required to deliver Buyer’s end of life Repairs and Services requirements under this Agreement.
•	Supplier shall accept Buyer’s Purchase Orders for EOL repairs and Services following the warranty period at reasonable prices that were negotiated in good faith.
•	Supplier shall maintain relations with parts suppliers and subcontractors to obtain parts or approved substitution necessary for manufacture and delivery of Repairs and/or Services to Buyer.
•	Supplier shall purchase and hold in its inventory Parts required to support Buyer’s Services and repair requirements.

15.5	Excess EOL Materials

If the quantity of EOL Materials specified by Buyer in accordance with paragraph 15.2 of this Section are not subsequently consumed by Buyer’s actual Services and repair requirements during the term of this Agreement, or as may otherwise be agreed to by the parties, Buyer and Supplier shall meet to review the disposition for the remaining EOL Materials. Buyer may issue a last time Purchase Order for delivery of the remaining EOL Materials to Buyer’s designated locations, or the parties may agree to dispose of the EOL Materials. If Buyer purchases the remaining EOL Materials, the prices shall be at Supplier’s reasonable cost, plus reasonable acquisition and shipping expenses. If Buyer and Supplier agree to have Supplier dispose of the remaining EOL Materials, then Buyer shall reimburse Supplier for the EOL Materials as provided in this Section, less any scrap or salvage value, plus a reasonable charge for Supplier’s services in disposing of the EOL Materials.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

15.6	Agreement for EOL Support

Buyer and Supplier may agree in writing that Supplier may withdraw any Products and/or Services during the term of this Agreement. If Buyer and Supplier so agree, then Supplier shall: (i) provide Buyer with a minimum of twelve (12) months’ prior written notice (“Notice Period”) of Supplier’s intent to withdraw such Products and/or Services for purchase (an “EOL Notice”), and (ii) provide Buyer a minimum of six (6) months from the date of Supplier’s notice to place orders for Products and/or Services described in an EOL Notice (an “EOL Order”) as Buyer deems necessary. Unless otherwise agreed, Buyer may schedule deliveries for EOL Orders at any time during the EOL Notice Period.

15.7	Supplier Support Regarding Subcontractor’s End of Life Notices

Supplier shall provide Buyer with notice and copies of supporting documentation of all notifications that Supplier receives from its suppliers for any parts or sub-assemblies used in the manufacture or delivery of any Products and Services that are the functional equivalent of an EOL Notice. In such an event, Buyer and Supplier shall work together in good faith to qualify substitute parts or sub-assemblies as needed. If Buyer determines that substitute parts or sub-assemblies are not a reasonable alternative, Buyer will provide Supplier with Buyer’s estimated last-time purchase requirements for Products and any parts and/or sub-assemblies required for Products repair (hereafter “EOL Materials”). Supplier shall purchase and inventory such EOL Materials to support Products, Services and repair requirements solely for Buyer.

15.8	Supplier Disposition of EOL Materials

If, at the end of the term of this Agreement, EOL Materials remain in Supplier’s inventory for which Supplier has in good faith determined it has no alternate use, Buyer may either (i) issue a last time purchase order for delivery of the remaining EOL Materials to Buyer, or (ii) Buyer shall reimburse Supplier for the EOL Materials, less any scrap or salvage value, plus the reasonable and actual cost incurred by Suppler to dispose the EOL Materials.

15.9	Buyer Purchase of EOL Materials

Notwithstanding Supplier’s obligations under Sections 15.1 and 15.2, above, Buyer may purchase EOL Materials from Supplier in such quantities as Buyer deems necessary. Buyer’s purchase orders should be issued no later than one-hundred and eighty (180) Days after Supplier provides Buyer with an EOL Notice. Prices for such EOL Materials which Buyer wishes to purchase shall be at the prices set forth in the relevant SOW. If prices for parts or subassemblies have not been established then the Price(s) for those EOL Materials shall be at Supplier’s reasonable cost, plus reasonable acquisition and shipping expenses.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

16.0	Katz Patents

Buyer and its Affiliates shall not be liable to Supplier nor indemnify Supplier for any claims of patent infringement, including contributory infringement or inducement to infringe, of any patents owned or licensable now or hereafter by Ronald A. Katz or Ronald A. Katz Technology Licensing, L.P. or by his or its successors or assigns (ltKatz Patents”).

Supplier agrees to defend Buyer and its Affiliates and its and their employees, officers, and directors against any claim of infringement, including contributory infringement or inducement to infringe, of any Katz Patents related to Program Products, Services and/or Deliverables provided by Supplier to Buyer under this Agreement or SOW, alone or in combination with other devices, products, software, services and/or Deliverables whether provided by Supplier, Buyer or others, and to pay all damages that a court finally awards or to which Supplier agrees to in any final settlement and any reasonable attorneys’ fees and expenses of defense incurred by Buyer resulting there from, provided that Buyer:

•	promptly notifies Supplier in writing of the claim; and

•	allows Supplier to control and reasonably cooperates with Supplier in the defense of the claim and any related settlement negotiations.

Buyer shall not be responsible for determining whether Supplier requires a license to any Katz Patents, obtaining any such license on Supplier’s behalf, or paying any fees relating to any such licenses.

17.0	On Premises Guidelines

Supplier will ensure that Supplier Personnel assigned to work on Buyer’s premises will comply with this Section

18.0	Access to Premises

18.1	Supplier will:

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

•
to the extent permitted by local law, ensure that Supplier Personnel assigned to work on Buyer’s premises will participate in a pre employment criminal background check covering the counties in which the person was employed or resided for the past seven years (or longer as required by State legislation), and inform Buyer of any negative findings;

•	maintain a current and complete list of the persons’ names and social security numbers;
•
obtain for each person a valid identification badge from Buyer and ensure that it is displayed to gain access to and while on Buyer’s premises (it is Buyer’s policy to deactivate any such badge if not used in ninety days);

•	maintain a signed acknowledgment that each person will comply with Buyer’s Safety & Security Guidelines;
•	ensure that each person with regular access to Buyer’s premises complies with all parking restrictions and with vehicle registration requirements if any;
•	inform Buyer if a former employee of Buyer will be assigned work under this Agreement, such assignment subject to Buyer approval;
•	at Buyer’s request, remove a person from Buyer’s premises and not reassign such person to work on Buyer’s premises (Buyer is not required to provide a reason for such request); and
•	notify Buyer immediately upon completion or termination of any assignment and return Buyer’s identification badge.

Upon Buyer’s request, Supplier will provide documentation to verify compliance with this Subsection.

18.2	General Business Activity Restrictions

Supplier will ensure that Supplier Personnel assigned to work on Buyer’s premises:

•	will not conduct any non-Buyer related business activities (such as interviews, hirings, dismissals or personal
•	solicitations) on Buyer’s premises;
•	will not conduct Supplier’s Personnel training on Buyer’s premises, except for on-the-job training;
•	will not attempt to participate in Buyer benefit plans or activities;
•	will not send or receive non-Buyer related mail through Buyer’s mail systems; and
•	will not sell, advertise or market any products or distribute printed, written or graphic materials on Buyer’s premises without Buyer’s written permission,

18.3	Buyer’s Safety and Security Guidelines

Supplier will ensure that Supplier Personnel assigned to work on Buyer’s premises:

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

•	do not bring weapons of any kind onto Buyer’s premises;
•	do not manufacture, sell, distribute, possess, use or be under the influence of controlled substances (for non-medical reasons) or alcoholic beverages while on Buyer’s premises;
•	do not have in their possession hazardous materials of any kind on Buyer’s premises without Buyer’s authorization;
•	acknowledge that all persons, property, and vehicles entering or leaving Buyer’s premises are subject to search; and
•	remain in authorized areas only (limited to the work locations, cafeterias, rest rooms and, in the event of a medical emergency, Buyer’s medical facilities).

Supplier will promptly notify Buyer of any accident or security incidents involving loss of or misuse or damage to Buyer’s intellectual or physical assets; physical altercations; assaults; or harassment and provide Buyer with a copy of any accident or incident report involving the above. Supplier must coordinate with Buyer access to Buyer’s premises during non-regular working hours.

18.4	Asset Control

In the event Supplier Personnel has access to information, information assets, supplies or other property, including property owned by third parties but provided to Supplier Personnel by Buyer (“Buyer Assets”), Supplier Personnel:

•	will not remove Buyer Assets from Buyer’s premises without Buyer’s authorization;
•	will use Buyer Assets only for purposes of this Agreement and reimburse Buyer for any unauthorized use;
•	will only connect with, interact with or use programs, tools or routines that Buyer agrees are needed to provide Services;
•	will not share or disclose user identifiers, passwords, cipher keys or computer dial port telephone numbers; and
•	in the event the Buyer Assets are confidential, will not copy, disclose or leave such assets unsecured or unattended.

Buyer may periodically audit Supplier’s data residing on Buyer Assets.

18.5	Supervision a/Supplier’s Personnel

Suppliers will provide consistent and effective supervision of its Personnel provided under this Agreement, at no additional cost to Buyer. Consistent and effective supervision shall include regular interaction and communication with Supplier’s Personnel either in person or through other effective means. Supplier’s supervisor shall be responsible for exercising full supervisory authority over all day-to-day employment relationship decisions relating to Supplier’s Personnel, including those decisions relating to: wages, hours, terms and conditions of employment, hiring, discipline, performance evaluations, termination, counseling and scheduling. Supplier’s supervisors responsible for each work location will be responsible to know that work location’s planned holiday (and other closing) schedules and the impacts all such schedules have on Supplier’s Personnel. Supplier will conduct orientation sessions with its Personnel before placement on an assignment with Buyer, during which orientation such Personnel will be told who their supervisor is and how that supervisor can be contacted. Supplier will, from time to time, ensure that all of its Personnel working under this Agreement continue to be aware of this information. Supplier shall also be responsible for training its Personnel that any employment related issues should be brought forward in the first instance to Supplier and not Buyer. Where such issues relate to actions which are alleged to have been taken by Buyer or Buyer’s Personnel, Supplier will notify Buyer immediately in order that appropriate investigative action can be taken. Notwithstanding any other language or agreement to the contrary, Buyer will not, and Supplier agrees that Buyer has no responsibility to approve any Supplier Personnel’s time sheets. If Buyer should review, sign and/or submit Supplier Personnel’s timesheets, whether manually or electronically, as part of Buyer’s billing verification processes, the parties acknowledge and agree that such review, signature and/or submittal shall in no way constitute concurrence or approval of such timesheets, nor create any other commitment or obligation on the part of Buyer to Supplier or Supplier Personnel.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

19.0	Removal of Supplier IP Ownership Markings

Buyer will not remove or destroy any ownership marking, restricted legends, or IP notices in Supplier’s software.

20.0	Shrink-Wrap and Click-Wrap Agreements

This Agreement will supersede any Supplier shrink-wrap or click-wrap agreements and invoice or acknowledgement terms and conditions in connection with the Products and/or Tools (as applicable) and none of those agreements and terms and conditions will apply.

21.0	Supplier Representations

Supplier represents and warrants that any and all representations made and information provided by Supplier to Buyer and Affiliates in connection with this SOW, including that information provided within or in support of an RFPIRFQ, is accurate.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:

IBM		ANTS Software, Inc.

By:		By:
Buyer Signature	Date	Supplier Signature	Date
Lubna Farooq		Joseph Kozak
Contract Administrator		Chairman and CEO
Buyer Address: 400 North Brand Blvd. Glendale, CA 91203		Supplier Address: 2040 Briggs Road, Suite B4 Mount Laurel, NJ 08054

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

You hereby authorize IBM to initiate credit entries to the account listed below in connection with agreed upon Electronic Data Interchange (EDI) transactions between our companies. You agree that such transactions will be governed by the National Automated Clearing House Association (ACH) rules. This authority is to remain in effect until IBM has received written notification of termination in such time and such manner as to afford IBM a reasonable opportunity to act on it. You also authorize the Bank listed below to verify your account information as necessary to establish the EFT. IN NO EVENT SHALL IBM BE LIABLE FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES AS A RESULT OF THE DELAY, OMISSION OR ERROR OF AN ELECTRONIC CREDIT ENTRY, EVEN IF IBM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. You are required to provide IBM prompt written notice regarding the initiation, change, or termination of any relationship in which you authorize a Third Party to receive payment from IBM on your behalf. Payments made by IBM to a Third Party you authorize within this form to accept payments on your behalf shall satisfy any payment obligation from IBM to you and shall constitute payment in full for such obligation.
This agreement shall be governed by the laws of the State of New York.
TRADING PARTNER NAME:	ANTS Software, Inc.
Physical Address
Street	700 Airport Blvd., Suite 300
City, State, Zip	Burlingame, CA 94010
Company Tax ID Number	13-3054685
Remit to Address	Only list a remit address if it differs from the above above
Street
City, State, Zip
Banking Information	This must be a U.S. Domestic Bank to use this form
Name of Bank	Silicon Valley Bank
Street	3003 Tasman
City, State, Zip	Santa Clara, CA 95054
Title on Bank Account (Should read exactly as listed on Bank Statement)	Ants Software Inc.
EFT Information	Obtain this information directly from your bank
Bank ABA Number (also known as Bank Routing Number	121140399 (Must be a nine digit number)
Bank Account Number
Your Bank Contact	Person at your bank who we can contact to verify banking information
Contact Name and Title	Kathleen Courtney, Relationship Advisor, Western Division
Contact Phone/Fax	925-737-6015
Remit Advice Option	Check One (See other instructions for help)
Remit advice sent director to your EDI/WOI Mailbox	Fill in your EDI/WOI User ID:
Remit advise sent to your bank with payment
Authorization	Authorized Signature (must be signed)
Date: Print Name: Title: Email: Phone: Fax:

1

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

A copy of a voided check is recommended to validate your EFT banking information. Please fax this form along with a copy of a voided check to (845) 491-5368

The following instructions will assist you in filling out the EFT Authorization Form accurately. All fields on this form are required for your request to be processed. These instructions are designed to prevent errors which cause delays in your EFT setup. If you have additional questions, please contact our EFT Team at eftsetup@us.ibm.com or the AP Customer Service at 607-429-4848. Additional information can be found on our internet website at http://www- 1.ibm.comiprocurementlproweb.nsf/ContentDocsByTitlelUnited+States-EFT +Process?OpenDocument&Parent~EDI+Invoicing

Trading Partner Name:
This is the name of your company. Please fill out the name as it would appear on the invoice.

Physical Address:
This is your company’s physical location.

Remit To Address:
This is the address for which your invoices read “send payments to:.” This is not to be confused with your company’s physical location; however it may be the same. A rule of thumb is: Where should payments be mailed in the event a paper check needs to be cut?

Banking Information:
This is the physical location of the bank you use. If you use a branch, please supply the branch’s address in this section. If proper information is not provided, it will result in payment delays.

Title on Bank Account:
This should be the exact name as shown on your monthly Bank Statements. If the name (Title) on your bank account differs from your company name, we will need a written explanation on your company letterhead of the relationship between the name on the account and your company name. This letter can be faxed in along with the EFT Authorization Form,

EFT Information:
We recommend that you obtain this information directly from you bank. The information needed is the Routing ABA# (American Banking Association) of your bank, and your company’s individual Account #. When asking the bank for this information, let them know that IBM intends to send EFT payments to you account using the ACH (Automated Clearing House). It is important to note that IBM is sending an EFT payment through the ACH, we are not sending a Wire payment. Wire payments and EFT payments are not the same. For additional backup, we recommend that you send a copy of a voided check along with the EFT Form,

2

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Bank Contact:
This should be an employee of your bank whom IBM can contact to verify that the banking information supplied is correct.

Remit Advice Option:
This determines where IBM sends your remittance advice for payments that are sent electronically. IBM offers two options:

Option 1: You must be an EDI/Forms Exchange (FOX)/WOI enabled supplier to use this option. IBM will electronically send your remittance to your EDI/FOX/WOI in-box. You will normally receive your remittance advice 1 to 2 days prior to the date the funds will be available in your account. Please provide your EDI/FOX/WOI mailbox/user id in the space to the right of the Option 1 check-box. Option 1 is recommended for all EDI/FOX/WOI users.

Option 2: IBM will electronically send your remittance to your bank along with the payment. When choosing this option you will need to set up an agreement with your bank for them to forward you this information. (IBM will be sending the payment and remittance advice in an X-12 820 CTX file via the ACH).

Signature/Company Contact:
The form must be signed by someone in your company who has the authorization to permit IBM to electronically send payments to your company’s bank account. Please provide all the requested information for this individual.

3

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

If Supplier’s bank is outside the United States, include this form and delete the form entitled “Authorization for Electronic Funds Transfer Form. “

22  ELECTRONIC FUNDS TRANSFER

Accounts Payable cannot accept faxed materials to enable an Electronic Funds Transfer (EFT) setup for payments to banks outside the United States. Please PROVIDE the following information on your company letterhead/stationery in order to authorize IBM to begin payments via electronic transfer:

1. Invoice name and address remit to data must match the information provided by you on your letterhead/stationery.

2. Remittance detail will be mailed to the address listed at the time of payment.

3. Payment will begin only after the information supplied by you can be verified.

4. This request must be original and air-mailed to the following address:

<Insert local accounts payable services address/contact information>

REQUIRED INFORMATION: (Original, typed on your company letterhead/stationery)

1. Supplier name and remit to address (which is on your invoices).

2. Supplier contact name / telephone number / fax number / Internet id, if applicable.

3. Supplier bank name and address.

4. Supplier bank account number.

5. Bank contact name / telephone number / fax number.

6. Name of IBM Buyer.

7. IBM purchase order number, if there are multiple purchase order numbers, provide at least one number.

1

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

8. Is a paper check acceptable until the electronic payment process has been completed? YES or NO

9. If you have an IBM Remit Supplier number, include it in your response.

DO NOT MAIL THIS INFORMATION WITH INVOICES YOU SEND TO IBM. Mail the above information separately to the address noted above.

NOTE IF, IN THE FUTURE, ANY ALTERNATIONS TO THE INFORMATION IS NECESSARY, ONCE IT IS VERIFIED, YOU MUST REPEAT THE REQUIREMENTS ABOVE AND RE-SEND THE REVISED INFORMATION TO THE ADDRESS NOTED ABOVE THE REVISED INFORMATION WILL THEN NEED TO BE REVERIFIED WITH THE BANK(S) INVOLVED. IF THE INFORMATION CHANGES, ACCOUNTS PAYABLE WILL NOT BE A WARE OF IT UNLESS YOU INFORM US BY PROVIDING THE REVISED INFORMATION ON YOUR LETTERHEAD/STATIONERY

For payment inquiries older than thirty (30) days, call: Global Accounts Payable Service Center at 607-429-4848. Internal calls can be made to 8-620-4848.

2

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

23  Vendor Certificate of Originality

Will be fully completed as we move through the Design - Spec process.

Insert the following Certificate of Originality. if applicable.

This questionnaire must be completed by a vendor (“You··) furnishing copyrightable material. such as software. audio/visual works. written materials. etc. (“Material!”·) to IBM. The acceptance of this questionnaire by IBM is a prerequisite for the IBM final payment for the furnished Material.

Depending on Your agreement with IBM. You may have an obligation to communicate additional information to IBM that IBM may require for copyright registration and/or enforcement of legal rights relating to the furnished material.

Please leave no questions blank. Write “not applicable” or “N/A” if a question is not relevant to the furnished material.

Summary Information

Your name and address: Richard M. Cerwonka ANTs software. inc.
2040 Briggs Road Suite B Mt. Laurel. NJ 08054

Name of the Material: ANTs Compatibility Server”
IBM Contract No: 4909001194
IBM Contract Administrator:

A -Material Identification

1. Category of the material (Please check only one): -/
✓             a) Software (including its related documentation)
 b) Audiovisual Works
 c) Mask Works
 d) Written Materials excluding related documentation of a)-c)
 e) Other (if other please identify):

1

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

If You selected either “Software” or “Audio/Visual Works”, please provide the names of any software tools (e.g., compiler, software development tool, etc.) that were used to create such Material:

Microsoft Visual Studio
GNU C Compiler
Solaris Workshop ClC++ Compiler
Perforce
Araxis
WinSQL
Oracle SQL Developer
Oracle Migration Work Bench
Oracle
Sybase ASE
Visual Parse
LCC-Win32

* NOTE: This list will likely change for the product to be developed per this OEM agreement.

2. General description of the Material (including the description of any new function that You contributed):

The ANTs Compatibility Server (ACS) is a database emulation technology that allows applications developed against one database platform to run with very few modifications against a new target database platform.

3. What was the date that the creation of Material was completed? (except for minor error corrections, etc.):

The current product, which is not covered under this OEM agreement, was released in March of 2008. The version of the product covered by this OEM agreement (the Material) has not yet been developed.

B - Newly Created Material

The questions in this section are targeted at any newly created portion of the Material (“Newly Created Material”). If the Material includes any pre-existing material, please provide detailed information for such pre-existing material in section C (Pre-existing Material). All developers or creators of the Newly Created Material must be specified in one of the following Categories I, II or III. Unless otherwise indicated, Your employees include temporary and supplemental employees who created or contributed to the creation of the Material under contract or other agreement with You.

2

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

I. Was any portion of the Newly Created Material created by Your employee(s) within the scope of their work assignment or job function (“Category I) assignment? ___Yes___No

If You checked Yes please provide a copy of any relevant employee agreement governing the creation of intellectual property for Your company by the employee and provide below the requested information for each employee. It is not necessary to provide copies of the agreements actually signed by each employee as long as you provide the terms of each agreement. For example, it would be sufficient to provide blank employee agreement forms of the type actually completed by the employee.

Name of employee:
Title:

Name of employee:
Title:

Name of employee:
Title:

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GNU LESSER GENERAL PUBLIC LICENSE
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Copyright (C) 1991, 1999 Free Software Foundation, Inc.
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We protect your rights with a two-step method: (1) we copyright the library, and (2) we offer you this license, which gives you legal permission to copy, distribute and/or modify the library.

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If you develop a new library, and you want it to be of the greatest possible use to the public, we recommend making it free software that everyone can redistribute and change. You can do so by permitting redistribution under these terms (or, alternatively, under the terms of the ordinary General Public License) .

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This library is free software; you can redistribute it and/or modify it under the terms of the GNU Lesser General Public License as published by the Free Software Foundation; either version 2.1 of the License, or (at your option) any later version.

This library is distributed in the hope that it will be useful, but WITHOUT ANY WARRANTY; without even the implied warranty of MERCHANTABILITY or FITNESS FOR A PARTICULAR PURPOSE. See the GNU Lesser General Public License for more details.

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c) Other circumstances:

Certification
By submitting this form, You acknowledge that you have responsibility for and direct knowledge of, development or creation of this Material and hereby certify that:

a) All statements made in this form are true;
b) This Material does not contain any materials copied or derived from other code, designs, document or other materials, except as listed herein; and
c) All newly written parts of this material are original work of Your employees and/or third party under contract as specified herein.

Yes, I certify to the above statements

Signature
Name:
Title:
Date:

18

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Insert the following Confirmation if Assignment of Copyright, if applicable.

Confirmation of Assignment of Copyright for all copyrightable material which Supplier is assigning to Buyer. The Assignment must be notarized.

Supplier grants and assigns to Buyer all rights, title and interest throughout the world in the copyright on the Deliverable described in Section ____ of this Statement of Work, such grant and assignment to Buyer, its successors and assigns for the duration of all such rights, title and interest and any renewals or extensions thereof, provided that Supplier’s ownership of copyright on the preexisting work entitled < Name of Preexisting Work> will not be affected by this Confirmation of Assignment of Copyright.

Authorized Signature
Name:
Title:
Date:

Notary:

Before me this ____day of ____________, 20___ personally appeared:, to me known to be the person who is described in and who executed the forgoing assignment instrument and acknowledged to me that he/she executed the same of his/her own free will for the purpose therein expressed and on behalf of <Supplier’s full Name > as <Title of Signer> thereof.

Notary Seal

Notary Public or Consular Office of the United States of America

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Globalization (G11N) Attachment

NOTE - Delete instructional text prior to submission to Supplier.

1. Contracts/Procurement: Forward this Attachment and the Appendix: References to Assist With Completion of Globalization (G11N) Attachment file to your client for completion.
2. Client: The terms: Deliverables refers to the code/items to be provided to IBM; and Supplier refers to the part providing the Deliverables.

To complete this document:
1.	For assistance in completing this document, please refer to Appendix: Reference to Assist With Completion of Globalization (G11N) Attachment to SOW (Appendix) or contact YOllr G11N Site Coordinator.
2.	Check all items that apply to the Deliverables being received by IBM.
3.	For items checked, provide backup material. (Example - see Appendix for Code Page information to be provided to supplier.)
3.	Provide any other required input.
4.	Delete all sample input and comments shown in red, as well as these instructions.
5.	Save document and return to the appropriate Contract Administrator for inclusion in the SOW.

1.	Definition of Terms
Bi-directional (BIDI) languages means languages whose general flow of text proceeds horizontally from right to left, but numbers, English, and other left-to-right language text are written from left to right. Examples are Arabic, Hebrew, and Yiddish.
Coded Character Set means a set of unambiguous rules that establish a character set and the one-to-one relationships between the characters of the set and their coded representations. (ISO/IEC)
Code Page means a specification of code points from a defined encoding scheme for each graphic character in a set or in a collection of graphic character sets. Within a Code Page, a code point can have only one specific meaning. Code Pages are defined to support specific languages or groups of languages which share common writing systems.
Double Byte Character Set (DBCS) languages means languages requiring a set of characters where each character is represented by 2 bytes. Scripts such as Japanese, Chinese, and Korean contain more characters than can be represented by 256 code points, thus requiring 2 bytes to uniquely represent each character.
Globalization (G11N) means the proper design and execution of systems, software, services and procedures to allow the users to work throughout the world, and among people with different languages, business requirements, and cultural practices. Globalization includes multilingual, multinational, and multicultural considerations.

1

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Internationalization (118N) means the process of producing a product (design and code) that is totally free of any dependency on the language, script, culture, and Code Pages (Codes Character Set). Strictly speaking, an Internationalized product is not usable in any region of the world unless it is localized to that specific region. Also known as National Language Enablement.
Localization means the process of translating and/or enabling versions of internationalized programs or platforms to support specific languages, scripts, coded character sets, and cultural features. Localization includes country unique support (if necessary) for a particular product.
Single Byte Character Set (SBCS) languages means languages which express each Codes Character Set using I byte of data. Some examples are English, German, Greek, Arabic, Hebrew, Urdu, and Farsi.
Translatable Text means text visible to an end user of the software product in the form of panels, messages, helps, icons, and clip art.

2.	Basic Support Requirements
2.1.	The Deliverables must support code pages, character sets, input and output interfaces for required languages and platforms as follows:
Required platforms: (sample input) WindowsNT, OS390
Required Languages: (sample input) Group I , Norwegian , Swedish, Finnish, Danish

2.2.	The Deliverables must support the following functions:
1.	☐ Present (display and print) any character in a target code page and character set.
2.	☐ Enter (via keyboard, input method editor, voice, etc.) any character available in the user’s own character set.
3.	☐ Store and retrieve any character in a target code page and character set.
4.	☐ Ensure the semantic meaning and character properties of each character in a target code page and character set behave correctly.
5.	☐ Provide code page conversions for languages listed in item 2.1 above as follows:
(sample input) _ASCII to EBCDIC and back ~ Jrom ASCII to UTF-8 and back_

2.3.	The Deliverables must provide the following support to allow for translation:
1.	☐ Isolate all translatable and presentation control information from executable code at the source and the run time component level
2.	☐ Consider Presentation Control Information (PCI), such as function key labels, part of the Translatable Text and make it available to the translator during the translation process.
3.	☐ Allocate space to allow for expansion of translated information, so it can be displayed properly.
4.	☐ Do not create functions which are dependent on panel locations because display position may change when Translatable Text expands.
5.	☐ Provide a method for tracking messages and panels to translators
6.	☐ Permit variables used in Translatable Text to assume any location and order within a display field.
7.	☐ Create messages and other Translatable Text as complete entities and not construct them from individual words or phrases
8.	☐ Treat Icons and clip art as Translatable Text, isolating text as much as possible to facilitate easier translation.
9.	☐ Treat inputs such as commands, keywords, and responses as Translatable Text, knowing they are not normally translated.

2

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

2.4.	The Deliverables must provide culturally correct support of data as follows:
1.	☐ Allow presentation, entry, processing, and collating/sorting which is culturally correct for the language.
2.	☐ Include culturally correct formatting of dates, time, numbers and currency (including Euro currency),
3.	☐ Provide support for text that flows in directions other than left to right.
4.	☐ Ensure the program respects the active locale of the process in the system (preferably every thread in the system), and behave correctly according to the specification of the active locale.
5.	☐ If the locale is switched dynamically, then ensure the program receives notification of the locale change and reacts correctly.
6.	☐ Ensure the program makes use of the locale resources of the underlying software/platform.

2.5.	For the Deliverables, Supplier must document the essential set of functions, character sets and data formats provided in support of Unicode.
NOTE:
1.
The phrase “any Unicode transformation format’’ or “all Unicode transformation formats” means the data can be in UTF-8, UTF-16, UTF-16BE, UTF-16LE, UTF-32, UTF-32BE, or UTF-32LE form. For UTF-16 and UTF-32, the first character of the data stream should be the Byte Order Mark (BaM), which indicates the endian order of the data stream. If the BaM is missing, then big-endian order is assumed.

2.	For additional sources of information on functional description of requirements, character sets and data format information, refer to Appendix.
3.	For items marked with ** using any Unicode transformation format is permitted only in the absence of a specific protocol for the product’s environment.

The Deliverables must provide support for the following functions:
1.
☐ Interchange Unicode data across system or product boundaries, without the loss of character information for all valid Unicode code points (O .. lOfffI6), accept all Unicode Transformation formats (UTFs) as input and generate at least one UTF in output except when explicitly not permitted by protocol.

2.	☐ Convert text data to and from country specific code pages and Unicode data formats for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1.
3.	☐ Convert text data to and from country specific code pages and Unicode data formats for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1
4.	☐ Support layout transformations for items 2.5.2 and 2.5.3 above.
Specify the supported data formats: (sample data) _ UTF-8, UTF-16
5.	☐ Store and retrieve Unicode text for all valid code points (0 .. 1 OFFFFI6) anywhere one can store/retrieve text data.
6.	☐ Allow user to enter all Unicode characters via the keyboard for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1 **
7.	☐ Allow user to enter all Unicode characters via the keyboard characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1**

3

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16
8.	☐ Receive and process Unicode keyboard events for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1. **
9.	☐ Receive and process Unicode keyboard events for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1**

Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16
10.	☐ Support Unicode Normalization Form C for interchange across system or product boundaries for the languages identified in section 2.1, using any Unicode transformation format. **.

Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16
11.	☐ Display/print a Unicode character string in the correct form for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1. using any Unicode transformation format. **
12.	☐ Display/print a Unicode character string in the correct form for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1**

Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16
13.
☐ Provide font resources to allow proper presentation of all required glyphs for the existing characters (preUnicode 3.0) for the languages identified in section 2.1, using any Unicode transformation format. **

14.
☐ Provide font resources to allow proper presentation of all required glyphs for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1. using any Unicode transformation format. **

4

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16
15.	☐ Accept, process, and output Unicode character strings for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1, using any Unicode transformation format. **
16.
☐ Accept, process, and output Unicode character strings for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1, using any Unicode transformation format. **. Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16

17.
☐ Process Unicode character data while respecting cultural preferences like culturally correct collation for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1, using any Unicode transformation format. **.

18.
☐ Process Unicode character data while respecting locale preferences for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1, using any Unicode transformation format** Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16

19.	☐ Provide concurrent multilingual Translatable Text to the users for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1, using any Unicode transformation format. **
20.
☐ Provide concurrent multilingual Translatable Text to the users for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1, using any Unicode transformation format. **. Specify the supported data formats: (sample data) _ UTF-8 .s:» _ UTF-16

21.	☐ Allow use of Unicode characters in names, Ids, for the existing characters (pre-Unicode 3.0) for the languages identified in section 2.1, using any Unicode transformation format. **
22.
☐ Allow use of Unicode characters in names, Ids, for new characters defined in Unicode 3.0 and Unicode 3.1 Ideographs for the languages identified in section 2.1, using any Unicode transformation format. * *

Specify the supported data formats: (sample data) UTF-8 .s:» UTF-16

2.6. The Deliverables must provide support for selectability of locales and/or languages as follows:

1. ☐It/they must be able to switch its active language and cultural preference/locale to match the target platform’s level of language and cultural selectivity support.

2.7. If Supplier of the Deliverables claims compliance with all requirements specified in Section 2, items A through E, then Supplier must do the following:

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

1. ☐Validate executable code (drivers) in each targeted language version by conducting a Globalization test before delivery to IBM. NOTE: See Item 2.F in Appendix for guidelines on how to do Globalization testing.

Provide one of the following for Globalization validation by IBM:
2. ☐Executable code (drivers) for the following language versions:
3. ☐One single executable (if part of an IBM Flagship deliverable) and the following language packs: (sample input) Group 1 , Norwegian ~ Swedish, Finnish, Danish

3.	Product Translation Requirements
3.1. If the translation of the Deliverables is done by IBM Translation Centers, Supplier must support translation of the panels, messages, help text, etc. for languages specified in section 2.1 above as follows:

1. ☐Ensure that translatable source is compatible with the IBM translation tools set.
2. ☐ Assume responsibility for conversion expense if translatable source does not conform to IBM translation tools set.
3. ☐ Provide estimated sizings of the translated software source when requested.
4. ☐ Provide prompt replies for questions about source files provided for translation ..
5. ☐ Provide prompt assistance to handle problems identified with the translated source.

3.2. If Deliverables are translated by Supplier, then Supplier must provide the following for translation acceptance testing by IBM:
1. ☐ Executable code (drivers) for the following language versions: (sample input) Group 1 , Norwegian, Swedish, Finnish , Danish
2. ☐ One single executable (if part of an IBM Flagship deliverable) and the following language packs: (sample input) Group 1 ~ Norwegian, _Swedish, _Finnish ~ Danish
3. ☐ Provide prompt replies for questions about the translatable source.
4. ☐ Provide prompt assistance to handle problems identified with the translated source.

4.	Document Translation Requirements
4.1. If the translation of the Deliverables is done by IBM Translation Centers, Supplier must provide the following to support translation of its documents as follows:

1. ☐ Ensure that Translatable Text source conforms to IBM style guide before being released for translation.
2. ☐ Assume responsibility for conversion expense if document source does not conform to IBM style guide.
3. ☐ Develop translatable document source which can be output in the following fonnats:(sample input) _ HTML , PostScript
4. ☐ Provide estimated sizings of the translatable document source when requested.
5. ☐ Provide translatable source necessary to create the following target output formats:(sample input) Postscript, Portable Document Format (PDF)
6. ☐ Provide a development focal point available to answer questions about the translatable source and to handle promptly translation problems identified in the source. NOTE: One example is lack of expansion space in translatable source which prohibits complete translation.)

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Licensed Works Agreement
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Base Agreement #4909001194
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5.	Translation Verification Test (TVT) Requirements
Supplier must provide the following support to test the translated Deliverables Licensed Works Developed Works:
1. ☐ Provide test cases as required to validate product software and instructions for accessing and opening document translations.
2. ☐ Deliver executable code in each targeted language for installation no later than 2 weeks before TVT start.
3. ☐ Provide iterative code deliveries in each targeted language version as required during TVT.
4. ☐ Provide fixes for code errors on the following schedule based on severity:
5. ☐ High severity turnaround time: (sample input) 36 hours
6. ☐ Medium severity turnaround time: (sample input) 72 hours
7. ☐ Low severity turnaround time: (sample input) 1 week
8. ☐ Provide on-site support during TVT for problem resolution of supplier -developed software and documents.
9. ☐ Provide functional fixes during TVT for problems IBM identifies as “stop shipment” severity.
10. ☐ Provide plan to fix other less severe (not “stop shipment) errors for inclusion in product fix packages.

6.	Flagship Product Requirements
If Deliverables are included in an IBM product or solution identified as Flagship then the following additional requirements apply:

1. ☐ Support Unicode using enablers like the International Components for Unicode (lCU) or the Java Runtime Environment (JRE) .
2. ☐ Support multilingual documents and data.
3. ☐ Package the deliverable as a single source, single executable.
4. ☐ Follow Globalization Programming Models.
5. ☐Package translations and other localization support in Localization Packs.
6. ☐ Support multilingual development tools.
7. ☐ Implement linguistic technologies.

7

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
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*This appendix should be used by client to complete the attachment above but should be deleted prior to SOW is presented to Supplier.

Appendix: References to Assist With Completion of Globalization (G 11 N) Attachment

The following sources of information will assist you in completing the Globalization (G 11 N) Attachment to the SOW
2.0 Basic Support Requirements
2.1 Required Languages
Refer to M&D Globalization White Paper 2001 Edition at http://eou2.austin. ibm. comlplutolgloballglobal ints.nsflPublishl1738
2.2 Codepage and Character Set Requirements
Refer to National Language Design Guide: Designing Internationalized Products - Volume 1 at http://w3.torolab.ibm.comlreferencelsoflwarelgloballnldglv 1 /index. html
2.3 Enablement for Translation Items B.1-9:
Refer to National Language Design Guide: Designing Internationalized Products - Volume land search on “User Interface and MRI” at http://w3.torolab.ibm.comlreferencelsoOwarelgloballnldglv 1 Inldg1 ch2. html
2.4 Cultural Support

Items C.1-6:
Refer to National Language Design Guide: Designing Internationalized Products - Volume 1 and search on “Respect for Culture and Conventions” at http://w3.torolab.ibm.comlreferencelsoftwarelgloballnldglvllnldg1ch3.html.

Refer to “Frequently Asked Questions About the Globalization White Paper” and search on “Basic Support” at http://:/leou2.austin. ibm. com/pluto/global/global jnts. nsf/Publishl17 38

2.5 Unicode
For general assistance in understanding the Unicode questions see UCS: A Product Impact Assessment Guide available at http://w3.torolab.ibm.com/reference/software/globaI/StandardslUnicode_UCS~unicode_ucs_.html.

For specific help on:

1. Interchange, see the section on Distributed Systems Services
2. Storage and Input, see the section Applications and Application Enabling Services: Data Access Services
3. Input, see the section on Applications and Application Enabling Services: Presentation Services
4. Language & Culture Independent Functions, see the section on Applications and Application Enabling
5. Services: Applications and Development Tools

8

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

For more information on Unicode, UTF-8, UTF-16, UTF-32, normalization, composition, and canonical equivalence, see the latest Unicode (Version 3) standard and the Unicode web site (www.unicode.org).

2.6 Selectability of Locales and/or Languages
Refer to “Frequently Asked Questions About the Globalization White Paper II and search on “Basic Support II at http://:/leou2.austin. ibm. com/pluto/global l/global jnts. nsf/Publishl17 38

2.7 Globalization Testing
Refer to “Testing for NLS Basic Support” at http://w3.torolab.ibm.com/~meru/i18ntest/il8nmain.html

3.0 Translation Requirements 3.1 File Type Acceptability
Note: Development must provide sample file types to supplier for compatibility assessment. Refer to Markup Table Development home page which is the official source of Markup Table Development information at http://w3.rchland.ibm.comlprojectsITWBlmarkupl

3.1.2 Translatable Text Source
Refer to “IBM Style Guide” at hllp:/lw3.enterlib.ibm.comicgi-binlbookmgrIBOOKSICOOQ7100ICONTENTS

Refer to National Language Design Guide: Designing Internationalized Products - Volume 1 and search on II User Interface and MRI - Writing for an International Audience II at http://w3.torolab.ibm.com/reference/software/global/nldglv 1 Inldg 1 ch2. html

3.3 Tool for Estimating Existing PII Size
Refer to CHKPII Home Page at http://w3.rchland.ibm.comlprojectsITWBltoolsichlq)iiichkpii.htmI

4.0 Document Translation Requirements Refer to source sited in 3.1.2 above.

5.0 Translation Verification Test (TVT) Requirements
Refer to “Translation Verification Test (TVT) Requirements Road Map” which contains step-by-step guidelines to ensure TV[ readiness at hllp:lleou2.austin.ibm.comlgloballglobal_int.nsf/publishl997

9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

6.0 Globalization Architecture Imperatives and Flagship Requirements
The Globalization Architecture Imperatives database contains information on IBM’s strategic globalization plan and flagship product requirements. Currently, there are 7 flagship requirements:

1. Support Unicode through ICU, JRE
2. Multilingual documents and data
3. Single Source, Single Executable
4. Globalization Programming Models
5. Localization Packs
6. Support multilingual development tools
7. Implement linguistic technologies

For further information on Globalization Architecture Imperatives, point your browsers to http://d25dbr03/g_dir/gattdocr.nsfto view the database, which is accessible from both the IBM and Lotus internal web sites.

Here is a link to the database’s location. If the link does not work, you can open the database manually:

8. Select File from the menu bar
9. Select Database
10. Select Open
11. Enter D25DBR031251AIIBM in the Server field and press Enter
12. Select g_ dir in the Database field and press Enter
13. Select Globalization Architecture Imperatives and press Open

There is also a comprehensive reference list called “Globalization Guidelines, Publications and References II at http://wwwidd.raleigh.ibm.comlraliddlnlsref him

Also, contact your local globalization support team and/or globalization site advisor for assistance to complete this template.

10

Insert the following Third Party Purchase Authorization, if applicable.

(enter date)
(enter name of third party)
(enter address)

RE: Third Party Purchase Authorization

Dear (enter name of authorized 3rd party):

Effective (enter effective date) you are authorized to purchase from (enter name of supplier)the IBM part numbers (“Products” or “Services”) at the IBM contract prices listed below. IBM reserves the right to rescind this authorization in any part and at any time. To remain an authorize purchaser, you must provide IBM with a Center either “monthly” or “quarterly”) forecast of your demand for the Products or Services. You are retained and will remain an independent contractor and in no event will IBM assume responsibility for any transaction between you and Center name of supplier}

Pricing information disclosed hereunder is confidential and may not be disclosed for a period of two (2) years. For reconciliation purposes, you authorize Center name of supplier)to release to IBM information regarding Work Authorizations issued by you for Products or Services. All Products and Services purchased pursuant to this authorization are to be used solely in the performance of contracted work for IBM. Accordingly, Work Authorizations issued by you for Products or Services must contain the following statement:

“All Products and Services ordered herein will be used solely in the performance of contracted work for the IBM Corporation. “

CONTRACT PRICES
[IBM] Part #	Part # Description	Supplier Part #	Unit Price

If you have any questions, please contact enter name at enter phone number.

ACCEPTED AND AGREED TO

(enter name of third party)
Third Party

Signature _____________________________(enter date)
Authorized Signature
Title

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Insert the following Supplier Third Party Purchase Authorization, if applicable.

(enter date)
(eenter name of supplier)
(enter address)

RE: Supplier Third Party Purchase Authorization

Dear Center name of supplier)

IBM requests written authorization for Center name of authorized 3rd party) to purchase the IBM part numbers (“Products” or “Services”) at the IBM contract prices listed below. Pursuant to this authorization, you will honor Work Authorizations (typically in the form of a purchase order) issued by (enter name of authorized 3rd party) for Products or Services, provided such Work Authorizations contain the following statement:

“All Products and Services ordered herein will be used solely in the performance of contracted work for the IBM Corporation.”

This authorization does not create an agency relationship between us, and you will remain an independent contractor. In no event will IBM assume responsibility for transactions conducted between you and (enter name of authorized 3rd lli!ill’l. IBM reserves the right to rescind this authorization in any part and at any time.

Please sign and return this authorization letter within five business days of your receipt. Upon return receipt by IBM, we will send (enter name of authorized 3rd party) details regarding current pricing and estimated volumes for the Products or Services referenced below. Pricing information disclosed to (enter name of authorized 3rd party) is confidential and may not be disclosed by (enter name of authorized 3rd party for a period of two (2) years.

CONTRACT PRICES
[IBM] Part #	Part # Description	Supplier Part #	Unit Price

If you have any questions, please contact enter name at enter phone number.

1

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Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

ACCEPTED AND AGREED TO

(enter name of third party)
Third Party

Signature _____________________________(enter date)
Authorized Signature
Title

2

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Licensed Works Agreement
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Base Agreement #4909001194
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27  Testing, Maintenance and Support

1.0 Definitions

APAR means the completed form entitled “Authorized Program Analysis Report” that is used to report suspected Code or documentation errors, and to request their correction.

APAR Closing Codes means the established set of codes used to denote the final resolution of an APAR. Buyer will identify APAR Closing Codes prior to the start of the maintenance obligations.

APAR Correction Times means the objectives that Supplier must achieve for resolution of errors and distribution of the correction to Buyer.

a.
“Severity 1” requires maximum effort support until an emergency fix or bypass is developed and available for shipment to Buyer. Critical situations may require customer, Buyer and Supplier personnel to be at their respective work locations or available on an around-the-clock basis. The objective will be to provide relief to the customer within twenty-four (24) hours and provide a final solution or fix within seven (7) days.

b.	“Severity 2” must be resolved within fourteen (14) calendar days.
c.	“Severity 3” must be resolved within twenty-one (21) calendar days.
d.	“Severity 4” must be resolved within twenty-eight (28) calendar days.

The calendar days begin when Supplier receives the APAR and supporting documentation and end when the Error Correction or other resolution is shipped to Buyer. Buyer will consider exceptions from these objectives when warranted by technical or business considerations.

APAR Severity Levels means designations assigned by Buyer to errors to indicate the seriousness of the error based on the impact that the error has on the customer’s operation:

a.	“Severity 1” is a critical problem. The customer cannot use the Product or there is a critical impact on the customer’s operations which requires an immediate solution.
b.	“Severity 2” is a major problem. The customer can use the Product, but an important function is not available or the customer’s operations are severely impacted.
c.	“Severity 3” is a minor problem. The customer can use the Product with some functional restrictions, but it does not have a severe or critical impact on the customer’s operations..
d.	“Severity 4” is a minor problem that is not significant to the customer’s operations. The customer may be able to circumvent the problem.

1

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Developer Test Systems means an appropriate configuration of installed hardware and software that Supplier maintains which is representative of typical customer installations for the Product. These Developer Test Systems will contain, at a minimum, the following:

a.	the current and current minus 1 level of the Product;
b.	the current and current minus 1 level of the prerequisite/co-requisite hardware and software that Buyer specifies to Supplier; and
c.	Specific fix-packs as required.

The Developer Test Systems will consist of the appropriate configured workstations only unless Buyer specifies and provides Supplier other equipment at no charge.

Buyer Test Systems means an appropriate configuration of installed hardware and software that Buyer maintains which is representative of typical Buyer customer installations using the Product. These test systems will contain, at a minimum, a level of prerequisite/co-requisite hardware and software that is correspondent with that of the Developer Test Systems.

Maintenance Level Service means the service provided when a customer identifies an error.

a.	Level 1 is the service provided in response to the customer’s initial phone call identifying and error.
b.	Level 2 is the service provided to reproduce and attempt to correct the error or to find that the service provider cannot reproduce the error.
c.
Level 3 is the service provided to isolate the error at the component level of the Code. The service provider distributes the Error Correction or circumvention or gives notice if no Error Correction or circumvention is found.

Problem Determination means the process of determining whether a problem is being caused by hardware, software or documentation.

Problem Management Record (“PMR”) means a record created when a customer makes the initial support request. This record becomes a part of the Problem Management System database and records the essential information about the customer question or problem.

Problem Management System (“PMS”) means an internal Buyer developed software system used to record customer demographic information and encode data about the reported question or problem. The PMS will handle the dispatching of the call record. The PMS will provide management reports of the call activity, and the recording and tracking of all questions and problems to final resolution. The PMS will verify that each customer is “entitled” to program support.

2

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Problem Source Identification means the process of determining which software or documentation component is failing or attributing the failure to some external cause such as a customer error or no trouble found.

2.0 Maintenance and Support Responsibilities

The parties will agree to the specific details of the process flow each will follow to resolve customer calls for requests for support thirty (30) days prior to the general availability of the product.

Supplier will provide Buyer electronic (soft copy) information on any known problems in the Licensed Work and the work arounds and solutions, if available, within thirty (30) days of the Effective Date of this SOW.

Product customers will initiate requests for support by contacting Buyer. Buyer will perform the following maintenance Level I support responsibilities, as described below. Buyer will:

a.	Create the PMR;
b.	Obtain from the customer a description of the problem, and verify its severity;
c.	Search the Buyer data base for known problems;
d.	Provide the available resolution if the problem is known;
e.	Recommend local Buyer assistance as required;
f.	If no resolution, pass the PMR to Level 2; and
g.	Update the PMR documenting Level 1 actions.

Buyer will be the primary customer contact point for questions, problems and assistance concerning the Product. Buyer may use a third party to perform its obligations.

Thirty (30) days prior to general availability of the Product, Supplier will establish a process to check incoming electronic requests for Level 2 and Level 3 support at least twice daily.

a.	Level 2 Supplier will: 1	Receive the PRM/APAR from Level 1
	2	Analyze problem symptons and gather additional data from the customer as required;
	3	Recreate the problem on the Developer Test System;
	4	Determine if the error is due to improper installation of the Product by the customer;

3

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

	6	Determine if the suspected error is due to prerequisite or operationally related equipment or software at the customer location;
	7	If no resolution and the problem appears to be newly discovered Code or documentation error, create an APAR record.
8
If supplier requests, Buyer will assist Supplier in obtaining additional information or materials from the customer to support Level 3 Problem Determination, Problem Source Identification and problem resolution; and

	9	Update the PMR, documenting Level 2 actions.
b.	Level 3 Supplier will: 1	Receive the APAR/PMR and supporting documentation and materials;
	2	Analyze the problem symptoms and diagnose the suspected error;
	3	Notify Level 2 if additional information, materials or documentation are required;
	4	Attempt to recreate the problem on the Developer Test System, if required;
	5	Assist Level 2 in attempting to develop a bypass or circumvention for high impact problems, i.e., Severity 1 and 2;
	6	Determine if Error Corrections are required to the Licensed Work;
	7	If Error Corrections are required to the Licensed Work, provide Error Correction to Buyer in the format specified by Buyer;
8
Return all APARs to Buyer with one of the defined APAR Closing Codes assigned, including text describing the resolution of the error. In the event a Code error was found, provide the rationale for the closing of the APAR;

9
Provide resolution to APARs according to the assigned APAR Severity Level and within the defined APAR Correction Time. The APAR Correction Times include building, testing, certifying successful tests of Error Corrections, and packaging for shipment to Buyer any applicable Error Corrections in the format specified by Buyer;

	10	Receive technical questions, and supporting documentation and materials;
	11	Analyze the technical questions and provide answers to Buyer;
12
Provide technical backup support to Buyer on the Product as provided above. In addition, Supplier will provide assistance in answering questions that may arise concerning the operation and use of the Licensed Work that cannot be resolved by Buyer; and

	13	Close out the problem record with the customer.

As corrected versions become available, Supplier will provide a corrected version of the Licensed Work that includes all Error Corrections to the Licensed Work. Additional corrected versions of the Licensed Work will be provided as determined and mutually agreed to by Buyer and Supplier in the event they become necessary due to the frequency or severity of newly discovered defects In order to provide Error Corrections, Supplier will maintain a current copy of the Product.

4

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Supplier will maintain procedures to ensure that new Error Corrections are compatible with previous Error Corrections.

Packaging of Error Corrections and migration Code will be done as mutually agreed to by Buyer and Supplier.

3.0 AP AR Origination and Correction

Generally AP ARs will originate from Buyer and customers reporting problems. Supplier will also report to Buyer as APARs all valid errors discovered by Supplier or Supplier’s customers. After receiving an APAR, Buyer will assign an APAR number and Severity Level, and forward the AP AR to Supplier for actions.

For verified APARs for the Licensed Work, Supplier will provide Error Corrections as set out below within the applicable APAR Correction Times:

a.	The fix to the Object Code in machine-readable form including a hard copy description of the Error Corrections (which may include a paper submission of the Error Corrections);
b.	The Error Corrections to the source Code in machine-readable form that corresponds to the Object Code Error Corrections; and
c.	For a procedural work-around, the corrected procedure in machine-readable form.

Reader Connnent Forms received by Buyer that do not form the basis of an APAR will be forwarded to Supplier for proper and prompt handling as appropriate.

4.0 Training

In the/allowing Section entitled ‘Training’, b. And c. are optional language that must be included in the event: 1) IBM will have access to Supplier’s Source Code; and 2) IBM will be providing Level support. If IBM is only providing Level support and only receives an Object Code license, only a. should be included.

5

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Supplier will provide training on the Licensed Work, at its expense. and at the scope and level of effort described below. This training will be provided on Buyer’s premises and will include:

a.	Level 1 defect support education;
b.
Level 1 training on the Source Code version of the Licensed Work for Buyer personnel within days of delivery of the Licensed Work. This training will consist of a class of at least a minimum of ____ business days in length. Supplier will provide Buyer, for its review and concurrence, a detailed course description including course objectives, a specific outline, required advance study assignments and course completion criteria; and

c.	Refresher and update Source Code version training on an annual basis at the request of Buyer. Such training will be in a format similar to the initial course.

5.0 General

Supplier will provide to Buyer the name and phone numbers of Supplier’s personnel to contact when high priority problems are encountered outside of normal working hours that require immediate assistance. Supplier’s normal working hours are defined as < 8:30 AM to 5:00 PM Monday through Friday Eastern Standard Time>

Supplier will provide to Buyer, on request, information regarding the status of reported AP ARs related to the Licensed Work

It is desirable that Buyer report AP ARs and status requests to Supplier via an electronic interface and that Supplier send APAR Error Corrections status updates and requests for additional documentation to Buyer via the same interface. Buyer and Supplier will jointly plan the electronic system. Each party is responsible for funding the costs of this interface at its location.

Critical situations may require the parties to use the telephone for immediate communications. The parties will follow such communications via the electronic interface for tracking and recording purposes. Each party is responsible for funding the costs of this communication at its location.

In circumstances where materials have to be exchanged using facsimile or courier services, each party is responsible for funding the costs of these exchanges via facsimile or courier services at it location.

6

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

Supplier will participate in monthly telephone conference calls with Buyer to review the status and performance of the parties’ obligations. These calls may be scheduled more or less frequently as agreed to by the Technical Coordinators. Each party is responsible for funding the costs of these conference calls at its location.

7

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

ATTACHMENT

28  QUALITY REQUIREMENTS FOR COMMERCIALLY AVAILABLE SOFTWARE

Supplier will verify the performance of the following product support and change management process work in order to ensure their ability to support fielded product and respond to Buyer requirements.

1.0 SUPPLIER’S DEVELOPMENT AND SUPPORT MANAGEMENT

Supplier will initially document and provide to Buyer the measurement of size of product, the product errata data (e.g., number of defects reported and fixed in the product, number and size of maintenance releases, etc.), and size and makeup of product management, development, and support teams. Supplier’s quality assurance team will periodically measure tracking activities and review with Buyer (Buyer and Supplier will determine frequency of project management reviews, which will not be more than one per year).

2.0 CHANGE MANAGEMENT PROCESS ASSESSMENT

Assessment Elements

Supplier’s quality assurance team will determine the status of product support activities by making appropriate periodic measurements and reviewing with Supplier project management, Supplier senior management and Buyer. An initial assessment of product support and change management processes has been made by Buyer, with presentation by Supplier’s quality assurance team. Ongoing assessments, as appropriate, will be made at twelve (12) month intervals, or otherwise as agreed by Buyer and Supplier.

Assessment Elements will consist of the following, at a minimum.

a) Review of the overall change management (CM) process used by Supplier to manage change and/or enhancement requests for the base product and any Buyer specific deliverables,

b) Review of the CM plan and status of CM activities against plan for Buyer specific deliverables and base product changes and enhancements.

c) Change request summary and status for Buyer specific deliverables and base product changes and enhancements.

1

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

d) Trouble report summary and status for Buyer specific deliverables and base product changes and enhancements.

e) Completed work, expended effort and resources in CM activities for Buyer specific deliverables and base product changes and enhancements.

f) Results of configuration item baseline audits for Buyer specific deliverables and base product changes and enhancements.

g) Review of project schedules, issues, concerns, relevant technical specifications, and testing status for Buyer specific deliverables and base product changes and enhancements.

Buyer participation in testing process prior to release including scenarios, test plans, integration and scalability testing and beta release.

3.0 REVIEWS

On a periodic basis, if deemed necessary due to high defect rates experienced by Buyer in Supplier’s product, Buyer or Buyer’s quality representative may conduct reviews at Supplier’s and Supplier’s sub-tier supplier’s development locations. Supplier may, at Buyer’s request and at a mutually agreeable time, permit access to Buyer to Software Development operations and inspection of interim and final change management deliverables for Buyer specific and base product deliverables, including access to the sub-tier supplier facilities. Reviews shall include review of Supplier product process control, quality inspection test data, internal audit reports, and other information related to the product being procured to verify compliance to the terms of this Attachment. Under normal circumstances Supplier shall be given at least a two week advance notice by Buyer representatives of their intent to visit. Supplier shall ensure access for Buyer’s auditors to all the sites where work is being performed or materials being delivered to Supplier in performance of Supplier’s change management work for Buyer specific and base product deliverables. A high defect rate is defined as more than two occurrences of a production outage of Supplier’s product found to be due to Supplier product flaws, or two or more defects in Supplier’s product which affect Buyer by requiring code fixes by Supplier to resolve in anyone Supplier product release.

4.0 DOCUMENT CONTROL

Supplier shall ensure that all documents pertinent to its product, such as software change management specifications and designs, contracts, policies, procedures, software development process flow chart, and work instructions (including test procedures) are under configuration control and are available to all necessary personnel in the development environment. Supplier shall a have a document configuration control system for the effective updating/removal of any obsolete documentation from all development areas.

2

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission.  The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Licensed Works Agreement
Statement of Work
Base Agreement #4909001194
SOW #4909001195

5.0 QUALITY RECORDS

Supplier shall establish and maintain procedures for identification, collection, indexing, filing, storage, maintenance, and disposition of all quality records.

6.0 QUALITY PROBLEM NOTIFICATION TO BUYER

Supplier must notify Buyer of any quality or reliability problems, using Suppliers standard procedures or those negotiated between Buyer and Supplier that may affect Buyer’s use of Supplier’s product. These problems may have been identified by Supplier’s internal testing (i.e., process control data, internal test data, quality data, etc.), by third parties which produce products on behalf of Buyer, or by another customer.

7.0 CHANGES

Buyer’s quality representative shall be notified of all software development life cycle process changes, development, test, and support location changes, or development, test, or support outsourcing decisions for Supplier’s product(s) covered by this agreement, at least ninety (90) days prior to their implementation as these changes may significantly affect form, fit, function, quality, reliability or support for Supplier’s product.

3